UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 2, 2020

TERADATA CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17095 Via Del Campo
San Diego, California 92127

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866) 548-8348

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.
Teradata Corporation ("Teradata" or the "Company") is furnishing the following information as required under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K. Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.
On November 5, 2020, the Company issued a press release setting forth its third quarter 2020 operating results as well as current revenue and earnings per share outlook estimates for the fourth quarter of 2020 (the "Earnings Press Release"). A copy of the Earnings Press Release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.
Item 2.05. Costs Associated with Exit or Disposal Activities.
As previously announced in the third quarter of 2020, the Company is in the process of realigning and streamlining its operations as it pursues its business transformation and strategy to become a cloud-first profitable growth company. As part of these activities, on November 2, 2020, the Company approved a plan to realign and reduce its workforce and rationalize its real estate footprint. The workforce measures involve involuntary headcount reduction actions. Previously, in September 2020, the Company launched a voluntary separation program (the “Voluntary Separation Program”), which was offered to certain long-tenured employees above a certain age threshold and resulted in additional, voluntary headcount reductions. The rationalization of the Company’s real estate footprint involves terminating leases relating to certain of the Company’s offices globally and transitioning impacted employees to a permanent virtual working environment, co-working space or a smaller facility, depending on business need. These workforce reduction and real estate rationalization measures are expected to result in ongoing annual cost savings between $80 million and $90 million, the majority of which are expected to be the result of reductions in operating expenses and cost of revenue. The Company is continuing to evaluate and implement additional measures that would be expected to result in further cost savings.

The Company expects that the costs relating to these workforce reduction and real estate rationalization measures will include one-time employee separation benefits, transition support, outside services and other exit-related costs. The Company expects that it will incur total costs and charges related to these actions in the range of approximately $70 to $80 million, consisting primarily of the following:

•$16 to $18 million for employee severance and other employee-related costs, which is separate from the $32 to $37 million for costs related to the Voluntary Separation Program,

•$11 to $12 million of charges for facilities lease-related costs, and

•$11 to $13 million for outside service, legal and other associated costs.

The Company expects to incur these costs and charges in 2020 and 2021, with the majority of the expenditures recorded in 2020. The actions related to these current planned workforce reduction and real estate rationalization measures are expected to be completed in 2021. Cash expenditures related to these actions are estimated at approximately $75 to $85 million. Approximately $15 to $18 million of the cash expenditures relate to cash payments to international employees and will not have a material impact on the Condensed Consolidated Statements of Income (Loss) due to the Company accounting for its International postemployment benefits under Accounting Standards Codification 712, Compensation - Nonretirement Postemployment Benefits (“ASC 712”), which uses actuarial estimates and defers the immediate recognition of gains or losses.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of David E. Kepler from Board

On November 2, 2020, Mr. David E. Kepler, a member of the Board of Directors (the “Board”) of Teradata, notified Teradata that he will retire from the Board, effective as of the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). Mr. Kepler’s decision was for personal reasons and not due to any disagreement with Teradata on any matter relating to Teradata’s operations, policies or practices. Mr. Kepler has served as a director of Teradata since 2007 and serves as Chair of the Audit Committee of the Board.

In connection with Mr. Kepler’s retirement from the Board, Ms. Kimberly K. Nelson, a member of the Board, has been appointed Chair of the Audit Committee of the Board, effective as of January 1, 2021.

Retirement of James M. Ringler from Board

On November 2, 2020, Mr. James M. Ringler, a member of the Board, notified Teradata that he will retire from the Board, effective upon expiration of his current term at the 2021 Annual Meeting and, accordingly, he will not be standing for re-election by the stockholders at the 2021 Annual Meeting. Mr. Ringler’s decision was for personal reasons and not due to any disagreement with Teradata on any matter relating to Teradata’s operations, policies or practices. Mr. Ringler has served as a director of Teradata since 2007 and serves as a member of the Committee on Directors and Governance of the Board.

Reduction in Board Size

Effective upon the resignations of Mr. Kepler and Mr. Ringler as directors as of the 2021 Annual Meeting, the number of directors on the Board will be reduced from eleven to nine and the number of directors in the class of directors to be elected at the 2021 Annual Meeting (Class II) will be reduced from four to three. In addition, to evenly distribute the number of directors among the three classes of directors, one Class III director shall be re-assigned to Class I and stand for re-election at the 2021 Annual Meeting to serve for a two-year term (rather than a three-year term).

Item 7.01 Regulation FD Disclosure.

On November 5, 2020, Teradata issued a press release (the “Board Matters Press Release”) with respect to the matters described under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers,” a copy of which is furnished pursuant to this Item 7.01, and is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Item 7.01 and the accompanying Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.
Safe Harbor Statement
This Current Report on Form 8-K contains “forward-looking statements”, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this Current Report on Form 8-K which address activities, events or developments that the Company expects or anticipates will or may occur in the future, including all statements about the anticipated costs and charges and expected cost savings in connection with the workforce reduction and real estate rationalization measures described herein are forward-looking statements. These forward-looking statements are based upon current expectations and assumptions and involve risks and uncertainties that could cause Teradata’s actual results to differ materially. In addition to the factors discussed in this Form 8-K filing, other risks and uncertainties could affect our future results, and could cause actual results to differ materially from those expressed in such forward-looking statements, including the global economic environment and business conditions in general or on the ability of our suppliers to meet their commitments to us, or the timing of purchases by our current and potential customers; the rapidly changing and intensely competitive nature of the information technology industry and the data analytics business; fluctuations in our operating results, including as a result of the pace and extent to which customers shift from perpetual to subscription-based licenses;

our ability to realize the anticipated benefits of our business transformation program or other restructuring and cost saving initiatives, including the workforce reduction and real estate rationalization measures described herein; risks inherent in operating in foreign countries, including foreign currency fluctuations; risks associated with the ongoing and uncertain impact of COVID-19 on our business, financial condition and operating results, including the impact of COVID-19 on our customers and suppliers; risks associated with data privacy, cyberattacks and maintaining secure and effective internal information technology and control systems; the timely and successful development, production or acquisition, availability and/or market acceptance of new and existing products, product features and services; tax rates; turnover of workforce and the ability to attract and retain skilled employees; protecting our intellectual property; availability and successful exploitation of new alliance and acquisition opportunities; recurring revenue may decline or fail to be renewed; the impact on our business and financial reporting from changes in accounting rules; and other factors described from time to time in Teradata's filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K and subsequent quarterly reports on Forms 10-Q, as well as the company's annual report to stockholders. Teradata does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Item 9.01        Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated November 5, 2020, issued by the Company (Earnings Press Release).

99.2	Press Release, dated November 5, 2020, issued by the Company (Board Matters Press Release).

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADATA CORPORATION

Date: November 5, 2020	By:	/s/ Mark A. Culhane
Mark A. Culhane
Chief Financial Officer